UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Monarch Casino & Resort, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that do not relate to historical or current facts, but are “forward looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements relate to analyses and other information based on forecasts of future results and estimates of amounts not yet determinable.  These statements may also relate to future events or trends, our future prospects, and proposed new services, developments, or business strategies, among other things.  These statements can generally (although not always) be identified by their use of terms and phrases such as anticipate, appear, believe, could, would, estimate, expect, indicate, intend, may, plan, predict, project, pursue, will, continue, and other similar terms and phrases, as well as the use of the future tense.

Actual results could differ materially from those expressed or implied in our forward looking statements.  Our future financial condition and results of operations, as well as any forward looking statements, are subject to change and to inherent known and unknown risks and uncertainties.  See Item 1A, Risk Factors, in our most recently filed Form 10-K Annual Report for a discussion of these and other risks and uncertainties.  You should not assume at any point in the future that the forward looking statements in this report are still valid.  We do not intend, and undertake no obligation, to update our forward looking statements to reflect future events or circumstances.

MONARCH CASINO & RESORT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 1, 2012

To the Stockholders of Monarch Casino & Resort, Inc.:

The Annual Meeting of Stockholders of Monarch Casino & Resort, Inc. (the “Company”, “we”, “our” or “Monarch”) will be held at the Atlantis Casino Resort Spa, 3800 South Virginia Street, Reno, Nevada 89502, on Friday, June 1, 2012, at 10:00 a.m. local time, for the following purposes:

1.             To elect John Farahi and Craig F. Sullivan as directors of the Company;

2.             To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on April 4, 2012 are entitled to notice of, and to vote, at the annual meeting.  The stock transfer books will not be closed.  On or about April 20, 2012, we will mail to our stockholders either a printed copy of our proxy statement and our annual report on Form 10-K or a notice containing instructions on how to access our proxy statement and annual report and how to vote online.  The notice also contains instructions on how you can receive a paper copy of our annual meeting materials, including the notice of annual meeting, proxy statement and proxy card, should you wish.

Stockholders are cordially invited to attend the annual meeting in person.  STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.  IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT AND THEN CAST YOUR VOTE AS PROMPTLY AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS IN THE NOTICE WE WILL MAIL TO CERTAIN STOCKHOLDERS ON OR ABOUT APRIL 20, 2012 OR, IF YOU RECEIVED A PRINTED COPY OF THE PROXY MATERIALS, ON THE ENCLOSED PROXY CARD.

By order of the Board of Directors,

JOHN FARAHI
SECRETARY

MONARCH CASINO & RESORT, INC.

PROXY STATEMENT

MONARCH CASINO & RESORT, INC.

3800 South Virginia Street

Reno, Nevada  89502

PROXY STATEMENT

This Proxy Statement is prepared for the stockholders of Monarch Casino & Resort, Inc. (the “Company”, “we”, “our” or “Monarch”) in connection with the annual meeting of stockholders of the Company to be held at the Atlantis Casino Resort Spa, 3800 South Virginia Street, Reno, Nevada 89502, on Friday, June 1, 2012, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders and more fully outlined herein.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Question:  What is the Notice of Internet Availability of Proxy materials that I received in the mail instead of a full set of proxy materials?

Answer:  Under rules adopted by the U.S. Securities and Exchange Commission, we are furnishing proxy materials to certain of our stockholders via the internet, instead of mailing printed copies of those materials to each stockholder.  On or about April 20, 2012 we will mail to our stockholders either a printed copy of our proxy materials, including our proxy statement and our annual report on Form 10-K, or a Notice of Internet Availability containing instructions on how to access our proxy materials.  This electronic access process is designed to expedite stockholders’ receipt of proxy materials, lower the costs of our annual meeting and help to conserve natural resources.  However, if stockholders prefer to receive a printed copy of our proxy materials and a paper proxy card, they may do so by following the instructions included in the Notice of Internet Availability.

Question:  Why am I being provided with access to or receiving these proxy materials?

Answer:  You are being provided with access to or are receiving these proxy materials because you owned shares of Monarch common stock as of the close of business on April 4, 2012, our record date.  This proxy statement describes in detail issues on which we would like you, our stockholder, to vote.  It also gives you information on these issues so that you can make an informed decision.  If you will not be able to attend the annual meeting and vote in person, you are encouraged to read this Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions either in the Notice of Internet Availability or, if you received a printed copy of the proxy materials, on the enclosed proxy card.  The shares represented by the proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

Question:  On what questions am I being asked to vote?

Answer:

1.    The election of John Farahi and Craig F. Sullivan as directors of the Company;

2.    To transact such other business as may properly come before the meeting.

Question:  How does the board of directors recommend I vote on these proposals?

Answer:  Our board of directors (“Board of Directors” or “Board”) recommends that you vote your shares FOR each of the nominees for director named in this proxy statement and FOR transacting such other business as may properly come before the meeting.

Question:  Do any of the proposals to be voted on create a statutory right of dissent under Nevada law?

Answer:  None of the proposals to be voted on at the annual meeting creates a statutory right of dissent under Nevada law.  A vote “FOR” or “AGAINST” any of the proposals set forth herein will only affect the outcome of the proposal.

Question:  Who is entitled to vote?

Answer:  The record date for the annual meeting is April 4, 2012.  Stockholders of record as of the close of business on that date are entitled to vote at the annual meeting.  Both “stockholders of record” and “street name holders” are entitled to vote or direct the voting of their Monarch common stock.  You are a “stockholder of record” if you hold Monarch common stock that is registered in your name at our transfer agent, American Stock Transfer & Trust Company, LLC.  You are a “street name holder” if you hold Monarch common stock indirectly through a nominee, such as a broker, bank or similar organization.

Question:  If I am a stockholder of record, how do I vote?

Answer:  You may vote via the Internet.  You can vote by proxy over the Internet by following the instructions provided in the Notice or on the separate proxy card if you have received a printed set of the proxy materials.

You may vote by telephone.  You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.

You may vote by mail.  If you received a printed set of the proxy materials, you can submit your vote by completing and returning the separate proxy card in the prepaid and addressed envelope.

You may vote in person at the meeting.  All stockholders of record may vote in person at the annual meeting.  Written ballots will be passed out to anyone who wants to vote at the meeting.

Question:  If my shares are held by a broker, bank or other nominee, how do I vote?

Answer:  If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions they provide regarding how to vote.  In addition, if you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting.

Question:  Can I revoke my proxy later?

Answer:  Yes.  You have the right to revoke your proxy at any time before the annual meeting.  If you are a stockholder of record, you may do so by:

1.              voting electronically via the Internet or by telephone on a subsequent date prior to 11:59 p.m. Eastern Time on the day before the annual meeting,

2.              delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of Monarch before the annual meeting, or

3.              attending the annual meeting and voting in person at the meeting (your mere presence at the annual meeting will not, by itself, revoke your proxy).

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the annual meeting, by attending the meeting and voting in person.

Question:  How many shares can vote?

Answer:  As of the close of business on the record date of April 4, 2012; 16,138,158 shares of common stock were issued and outstanding.  We have no other class of voting securities outstanding.  Each share of common stock entitles its holder to one vote.

Question:  How is a quorum determined?

Answer:  Our Bylaws provide that the holders of fifty percent (50%) of the voting power of the stock issued and outstanding and entitled to vote at the meeting, represented in person or by proxy, constitute a quorum at a meeting of the stockholders.  Abstentions and broker non-votes will be counted as present for quorum purposes.

Question:  What is required to approve each proposal once a quorum has been established?

Answer:

Election of Directors.  An affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items.  For any other item which may properly come before the meeting, the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, will be required for approval, unless otherwise required by law.

Question:  What happens if I abstain?

Answer:  Abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote for each of the proposals. Abstentions are counted for purposes of determining whether there is a quorum.

Question:  How will my shares be voted if I do not give specific voting instructions?

If you are a stockholder of record and you:

•                  Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•                  Sign and send in your proxy card and do not indicate how you want to vote, then the proxyholders, John Farahi and Bob Farahi, will vote your shares in the manner recommended by our Board of Directors as follows: FOR each of the director nominees named in this proxy statement  and FOR transacting such other business as may properly come before the meeting.

All of the proposals contained in this proxy statement are considered non-discretionary items.  If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on any of the proposals included in this proxy statement, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Broker non-votes are counted for purposes of determining whether there is a quorum.  Broker non-votes will have no effect on the outcome of the vote on proposal 1.  Please instruct your bank or broker so your vote can be counted.

Question:  How will voting on any other business be conducted?

Answer:  Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business properly comes before the annual meeting, your proxy or voting instruction gives authority to the proxyholders, John Farahi and Bob Farahi, to vote on those matters in their discretion.

Question:  What if a quorum is not present at the meeting?

Answer:  If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the stockholders.  If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment.  We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies.  An adjournment will have no effect on the business that may be conducted at the annual meeting.

Question:  How much stock do Monarch’s directors and executive officers own?

Answer:  As of April 11, 2012, our current directors and executive officers collectively beneficially owned 5,409,664 shares of our common stock, constituting approximately 31.9% of the outstanding shares.  It is expected that these persons will vote the shares held by them for each of the director nominees named in this proxy statement and in accordance with the Board of Directors’ recommendation on the other proposals.

Question:  Who will bear the costs of this solicitation?

Answer:  Our Board of Directors is soliciting these proxies.  We will pay the cost of this solicitation of proxies by mail.  Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation.  We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.

VOTING SECURITIES

The close of business on April 4, 2012 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the annual meeting.  The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 (“Common Stock”), of the Company, with each share entitling its owner to one vote.  Common Stock is the only outstanding class of voting securities authorized by the Company’s Articles of Incorporation.  The Company’s Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 (“Preferred Stock”).  None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

The Board is empowered to issue one or more series of Preferred Stock with such rights, preferences, restrictions, and privileges as may be fixed by the Board, without further action by the Company’s stockholders.  The issuance of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company.  In addition to none of the Preferred Stock being currently outstanding, the Preferred Stock does not presently possess general voting rights.

The number of outstanding shares of Common Stock at the close of business on April 4, 2012, was 16,138,158.  The number of shares outstanding may change between such date and April 20, 2012 if any currently exercisable options to purchase Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance of any shares.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN OTHER BENEFICIAL OWNERS

The following is a list of persons who beneficially owned more than 5% of the outstanding Common Stock and the ownership of all executive officers, directors, director nominees, and executive officers and directors as a group at the close of business on April 11, 2012, according to record ownership listings as of that date, according to the Securities and Exchange Commission Forms 3, 4 and 5 and Schedules 13D and 13G of which the Company has received copies, and according to verifications as of December 31, 2011, which the Company solicited and received from each executive officer and director:

Title of Class	Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Common	John Farahi
	3800 South Virginia Street
	Reno, NV 89502	3,298,560	(3)(4)	19.86%

Common	Bob Farahi
	3800 South Virginia Street
	Reno, NV 89502	1,977,963	(5)(6)	12.10%

Common	Ronald M. Rowan	21,058	(7)	*

Common	Yvette E. Landau	12,200	(8)	*

Common	Craig F. Sullivan	50,583	(9)	*

Common	Ronald R. Zideck	49,300	(10)	*

Common	Ben Farahi
	3702 S. Virginia St.; Unit G2
	Reno, NV 89502	1,954,164		12.11%

Common	FMR, LLC
	82 Devonshire Street
	Boston, Massachusetts 02109	1,638,754	(11)	10.15%

Common	JP Morgan Chase & Company
	270 Park Avenue
	New York, NY 10017	1,543,730	(12)	9.57%

Common	All executive officers and directors
	as a group (6 persons)	5,409,664		31.94%

*                       Less than 1%.

(1)                Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.

(2)                Includes shares issuable upon exercise of options which are exercisable within 60 days of April 11, 2012.

(3)                Includes 400,000 shares that have been pledged as security and 1,028,393 shares held in trust.

(4)                Includes options to purchase 470,002 shares under the 1993 Executive Long Term Incentive Plan (the “Executive Plan”).

(5)                Includes 1,940,478 shares that have been pledged as security.

(6)                Includes options to purchase 210,002 shares under the Executive Plan.

(7)                Includes options to purchase 16,888 shares under the Executive Plan.

(8)                Includes options to purchase 12,200 shares under the 1993 Directors’ Stock Option Plan (the “Directors’ Plan”).

(9)                Includes options to purchase 42,700 shares under the Directors’ Plan.

(10)          Includes options to purchase 48,800 shares under the Directors’ Plan.

(11)          FMR, LLC (“FMR”) reported on a Schedule 13F for the calendar year or quarter ended December 31, 2011 that it beneficially owns 1,638,754 shares and has shared voting and sole dispositive power with respect to all such shares.

(12)          JP Morgan Chase & Company reported on a Schedule 13F for the calendar year or quarter ended December 31, 2011 that it beneficially owns 1,534,730 shares and has shared voting and dispositive power with respect to all such shares.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently is comprised of five persons.  The Bylaws of the Company provide for a board of directors consisting of three to twelve persons who are elected generally for a term of two years.  Directors are to serve until their successors are elected and have qualified.

If the proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees John Farahi and Craig F. Sullivan for terms of office expiring in 2014.  If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee.  The Board presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve.

Any vacancies on the Board which occur during the year will be filled, if at all, by the Board through an appointment of an individual to serve only until the next annual meeting of stockholders.

The Company, through a wholly owned subsidiary, Golden Road Motor Inn, Inc. (“Golden Road”), owns and operates the Atlantis Casino Resort (the “Atlantis”) in Reno, Nevada.  The Company, each director and executive officer who has been required by the Nevada State Gaming Control Board and Nevada Gaming Commission (collectively, the “Nevada Gaming Authorities”) to be found suitable has been found suitable by the Nevada Gaming Authorities or has submitted an application for such approval.  Beginning in 2011, the Chairman of the Audit Committee is now required to be found suitable by the Nevada Gaming Authorities.  Future new members of the Board, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities.  In connection with the Company’s proposed purchase of Riviera Black Hawk, Inc., each director was required to submit applications to the Colorado Division of Gaming (the “Colorado Regulatory Authorities”) for findings of suitability.  Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities or the Colorado Gaming Authorities, that person will not be eligible to continue serving on the Board and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. JOHN FARAHI AND MR. CRAIG F. SULLIVAN TO THE BOARD OF DIRECTORS.

The following information is furnished with respect to each member of the Board or nominee thereto.  Similar information is provided for the Company’s executive officers and certain significant employees who are not directors.  John Farahi and Bob Farahi are brothers.  There are no other family relationships between or among any directors, nominees to the Board, or executive officers of the Company.  The statements as to beneficial ownership of Common Stock as to each director or nominee to the Board are based upon information furnished by him or her.

Directors and Nominees

Name	Age	Director Since	Position
John Farahi (Nominee for term expiring in 2014)	64	1993	Co-Chairman of the Board, Chief Executive Officer and Director
Bob Farahi (Term expiring in 2013)	61	1993	Co-Chairman of the Board, President, Secretary and Director
Yvette E. Landau (Term expiring in 2013)	55	2010	Director
Craig F. Sullivan (Nominee for term expiring in 2014)	65	1998	Director
Ronald R. Zideck (Term expiring in 2013)	74	2000	Director

JOHN FARAHI has been Co-Chairman of the Board and Chief Executive Officer of the Company since its inception and of Golden Road since June 1993.  He has served as Secretary of the Company since November 2011.  From 1973 until June 1993, Mr. Farahi was President, Director, and General Manager of Golden Road.  Mr. Farahi is a partner in Farahi Investment Company (“FIC”) which is engaged in real estate investment and development.  Mr. Farahi served on the Washoe County Airport Authority as a Trustee from July 1997 until June 2005.  Mr. Farahi is a former member of the Nevada Commission on Tourism and a former Board Member of the Reno-Sparks Convention and Visitors’ Authority.  Mr. Farahi holds a political science degree from the California State University at Hayward.

BOB FARAHI has been Co-Chairman of the Board and President of the Company since its inception and of Golden Road since 1993.  From 1973 until June 1993, Mr. Farahi was Vice President and a Director of Golden Road.  Mr. Farahi divides his working time between the Company and the other private companies with which he is involved.  Mr. Farahi is a partner in FIC.  Mr. Farahi holds a biochemistry degree from the University of California at Berkeley.

YVETTE E. LANDAU has been a member of the Board since June 2010. Ms. Landau was general counsel and corporate secretary of Mandalay Resort Group from 1996 until 2005.  Since 2005, Ms. Landau has been co-owner of W.A. Richardson Builders, LLC, a construction services firm specializing in casino resort development.  Ms. Landau currently serves as a member of the Board of Directors of Greektown Superholdings, LLC which owns the Greektown Casino in Detroit, Michigan.    Ms. Landau is a past president of the International Association of Gaming Advisors, a worldwide organization of legal, financial and regulatory professionals in the gaming industry, and remains active with the organization as a counselor.  Ms. Landau holds a bachelor’s degree from Arizona State University and a Juris Doctor degree from Northwestern University School of Law.

CRAIG F. SULLIVAN has been a member of the Board since September 1998.  He was Chairman of the Board of Park Cattle Company from July 2006 to June 2008.  Since March 1998, Mr. Sullivan has been President of Sullivan & Associates, a strategic and financial consulting firm to companies in the gaming industry.  From April 1995 to March 1998, Mr. Sullivan served as Chief Financial Officer and Treasurer of Primadonna Resorts, Inc., and from February 1990 to April 1995, Mr. Sullivan served as Treasurer of Aztar Corporation.  Mr. Sullivan also served on the Board of New York-New York Hotel & Casino from March 1996 to June 1998.  Mr. Sullivan holds a bachelor’s degree in economics from the George Washington University and holds a master’s degree in international management from the American Graduate School of International Management.

RONALD R. ZIDECK has been a member of the Board since March 2000.  From August 1981 to August 1997, he was Managing Partner for the Reno office of the national accounting firm of Grant Thornton, LLP and served on that firm’s National Executive Committee.  He also served as a director at Harveys Casino Resorts from May 1997 to February 1999 and as a director of planned giving for the University of Nevada, Reno from March 2003 to March 2006.  On March 1, 2006, Mr. Zideck became Vice President of Business Development for The Whittier Trust Company of Nevada.  Mr. Zideck is a certified public accountant with a bachelor’s degree in business administration from the University of Nevada.

The Company’s Bylaws, as amended, currently provide for a staggered board of directors divided into two categories:  Category A consisting of three directors and Category B consisting of two directors.  Each director serves two-year terms.  A staggered board of directors may have the effect of delaying or preventing a change of control of the Company.  Executive officers serve at the pleasure of the Board.

Officers and Significant Employees

DARLYNE SULLIVAN, age 57, has been the General Manager of Golden Road since February 2006 and Executive Vice President of Operations of Golden Road since 2004.  From June 1993 until 2004, Mrs. Sullivan was Vice President of Sales and Marketing and Assistant General Manager of Golden Road.  Mrs. Sullivan has held positions including Assistant General Manager/Director of Sales and Marketing, Reservations and Sales Manager, Front Desk Manager, Hotel Manager and Assistant Hotel Manager for Golden Road from May 1977 through June 1993.

RONALD ROWAN, age 47, Chief Financial Officer and Treasurer of the Company and of Golden Road, joined the Company in June 2006.  From December 2004 to June 2006, Mr. Rowan served as the Chief Operating and Financial Officer of Ztrading Industries, LLC, a retail software company.  From June 2003 to December 2004, he served as the CFO of Camco, Inc., a specialty finance lender.  Mr. Rowan was the CFO of the North/South American subsidiary of Aristocrat Technologies, Inc., a publicly held Australian based systems and gaming device company, from June 2001 through June 2003 and was employed by Casino Data Systems, also a publicly held systems and gaming company, from September 1996 through June 2001 as its Controller and then as its CFO.  Prior to joining Casino Data Systems, Mr. Rowan was employed by Price Waterhouse in its audit practice for six years and then in its strategic consulting practice for four years.  Mr. Rowan is a certified public accountant with a bachelor’s degree from the University of Southern California and an MBA from the University of California, Los Angeles.

RICHARD COOLEY, age 64, has been Vice President of Finance of Golden Road since May 2001.  Mr. Cooley was Vice President of Administration of Golden Road from March 2001 through May 2001, and served as Vice President of Operations of Golden Road from July 1995 through March 2001.  Mr. Cooley served as Vice President of Finance of Golden Road from June 1993 through July 1995, and served as Controller of Golden Road from March 1993 through March 1994.  Mr. Cooley was President and General Manager of the Reno Ramada Hotel Casino from May 1988 to March 1993, and he was Chief Financial Officer and Assistant General Manager from 1981 to 1988.  From July 1977 to June 1981, Mr. Cooley was Controller and Co-General Manager of the Shy Clown Casino in Reno.  Mr. Cooley is a certified public accountant with a bachelor’s degree in Business Administration from the University of Nevada.

Committees of the Board

The Board has certain standing committees including the Audit Committee, the Compensation Committee, the 1993 Executive Long-Term Incentive Plan Committee (the “Incentive Plan Committee”), the 1993 Directors’ Stock Option Plan Committee (the “Directors’ Plan Committee”) and the Strategic Planning Committee.

The Audit Committee, comprised of Yvette E. Landau, Craig F. Sullivan and chaired by Ronald R. Zideck met five times during the year ended December 31, 2011.  The Audit Committee is comprised exclusively of directors who are not salaried employees and a majority of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of independent judgment as a committee member.  The Audit Committee’s function is to review reports of the auditors to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company’s auditors to determine scope of compliance and any deficiencies; to consider selection of independent public accountants; to review and approve all related party transactions; and to make periodic reports on such matters to the Board.  The Audit Committee adopted an Audit Committee Charter on June 4, 2000, and subsequently amended it effective June 7, 2001 and April 9, 2004.  A copy of the charter may be viewed on the Company’s website at www.monarchcasino.com.

All members of the Audit Committee are “independent directors”, as such term is defined in NASDAQ Rule 4200(a)(15).

The Company believes that Craig F. Sullivan and Ronald R. Zideck, each members of the Audit Committee, are financial experts as defined by the SEC rules applied pursuant to the Sarbanes-Oxley Act of 2002 and as defined in Regulation S-K, Item 407(d)(5)(ii).  The relevant experience of such directors is summarized under “Election of Directions — Directors and Nominees” above.

The Compensation Committee, comprised of Yvette E. Landau, Ronald R. Zideck and chaired by Craig F. Sullivan, met two times during the year ended December 31, 2011.  The Compensation Committee recommends, and the Board ratifies, all compensation and awards to the Company’s executive officers and administers the Employee Stock Option Plan.  The Compensation Committee reviews the performance and the compensation of the chief executive officer and president and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification.  For the remaining executive officers, the chief executive officer makes recommendations to the Compensation Committee that generally are approved and then passed onto the full Board for ratification.  The Compensation Committee has not adopted a charter.

The Incentive Plan Committee, currently comprised of Yvette E. Landau, Craig F. Sullivan and Ronald R. Zideck did not meet during the year ended December 31, 2011.  The Incentive Plan Committee’s function is to administer the 1993 Executive Long-Term Incentive Plan (the “Incentive Plan”), including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards, interpreting the Incentive Plan and notifying the Board of all decisions concerning awards granted to Incentive Plan participants.

The Directors’ Plan Committee, comprised of John Farahi and Bob Farahi, did not meet during the year ended December 31, 2011.  Neither John Farahi nor Bob Farahi is eligible to participate in the Directors’ Plan.  The Directors’ Plan Committee consists of not less than 2 directors of the Company selected by, and serving at the pleasure of, the Board and its function is to administer the 1993 Directors’ Stock Option Plan (the “Directors’ Plan”).  The Directors’ Plan Committee has the authority to interpret the Directors’ Plan and make all determinations necessary or advisable for its administration.  All decisions of the Directors’ Plan Committee are subject to approval by the Board.

The Strategic Planning Committee, comprised of John Farahi, Bob Farahi, Craig F. Sullivan and chaired by Yvette E. Landau, was formed by the Board in March 2011 to identify and evaluate expansion and acquisition opportunities for the Company.  The Strategic Planning Committee did not meet during the year ended December 31, 2011.

In addition to the standing committees described above, the Board established a special committee comprised of the Company’s independent directors (the “Special Committee”) to review and evaluate related party transactions.  The Special Committee consists of Yvette E. Landau, Craig F. Sullivan and Ronald R. Zideck.  The Special Committee did not meet in 2011.

The Company does not have a standing Nominating Committee, nor has the Board of Directors adopted a charter addressing the director nomination process.  The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because the entire Board of Directors can adequately serve the function of considering potential director nominees from time to time as needed.  As required by the Securities and Exchange Commission, the Company is required to disclose whether the Board of Directors considers “diversity” in identifying director nominees.  The term “diversity” as used in this context has not been defined by the Securities and Exchange Commission.  Monarch is an equal opportunity employer and does not discriminate based upon age, race, color, gender, national origin, disability or veteran status.  It is the Board of Director’s desire that the Board should be composed of qualified individuals who bring diverse professional expertise and points of view.  All prospective Director nominees are evaluated on their professional merits, technical qualifications, demonstrated expertise, experience and ability to contribute in such a way as to bolster and expand the collective professional perspective of the Board.

For stockholder meetings at which directors are to be elected, in compliance with NASDAQ rule 4350(c)(4), director nominees are recommended for the Board’s nomination by a majority of the independent directors.  In making such recommendation, the qualifications of the prospective nominee which will be considered include the nominee’s personal and professional integrity, experience, skills, professional relationships, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to act in the best interests of the Company and its stockholders.

The requirements for nomination of a person to the Board by a security holder are set forth in Article II, Section 16 of the Company’s Bylaws and the qualifications for a person to be a director of the Company are set forth in Article II, Section 14 of the Bylaws.  Both sections of the Bylaws are set forth below.

14.           Eligibility of Directors.  No Director is eligible to continue to serve as a Director of the Corporation who is required under Nevada gaming laws to be found suitable to serve as a director and who is not found suitable or whose finding of suitability is suspended or revoked by Nevada gaming authorities.  Such eligibility shall cease immediately following whatever act or event terminates the director’s eligibility under the laws and gaming regulations of the State of Nevada.

16.           Nomination of Directors.  Only persons who are nominated in accordance with the procedures set forth in this Section 16 of Article II shall be eligible for election as Directors.  Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the Notice procedures set forth in this Section 16 of Article II.  Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation.  To be timely, unless waived by the Board of Directors, no person not already a Director shall be eligible to be elected or to serve as a Director unless such person’s notice of nomination shall be received at the principal executive offices of the Corporation at least seventy five (75) days before initiation of solicitation to the stockholders for election in the event of an election other than at an Annual Meeting and seventy five (75) days before the corresponding date that had been the record date for the previous year’s Annual Meeting or seventy five (75) days before the date of the next Annual Meeting of stockholders announced in the previous year’s proxy materials in the event of an election at an Annual Meeting.  To be timely, no stockholder’s notice shall be received at the principal executive offices of the Corporation more than ninety (90) days before the meeting; provided, however, that in the event that less than ninety (90) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.  The stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stocks of the Corporation which are beneficially owned by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (b) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (vi) the consent of such nominee to serve as Director of the Corporation, if he is so elected; and (c) as to the stockholder giving the notice, (i) the name and record address of stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation.  No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article II, Section 16.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

The Company did not receive the names of any proposed director candidates submitted by any stockholder for inclusion in this Proxy Statement under the guidelines set forth above.

John Farahi, the Company’s Co-Chairman, also serves as the Company’s Chief Executive Officer.  Bob Farahi, the Company’s other Co-Chairman also serves as the Company’s President.  The Company does not have a lead independent director.  At the time of this filing, the Company believes this is the best structure to leverage John and Bob Farahi’s respective operating expertise, professional experience and longevity with the Company.

Board Meetings

The Board held nine meetings in the year ended December 31, 2011.  All directors attended at least 75% of the Board meetings and all committee members attended at least 75% of the committee meetings for the committees on which they served during the year ended December 31, 2011.

Annual Meetings

The Board has a policy that requires all directors to attend each Annual Meeting of Stockholders absent exigent circumstances.  Four of five attended  the 2011 Annual Meeting of Stockholders.  Craig F. Sullivan was unable to attend.

Communication with Directors

The Company’s stockholders may contact directors by sending an email to Ronald Rowan at RRowan@MonarchCasino.com, which will be relayed to the board member or members specified in the message, or by addressing a letter to Monarch Casino & Resort, Inc., Board of Directors, 3800 South Virginia Street, Reno, Nevada 89502.  Each communication should specify the applicable director or directors to be contacted.

Compensation Committee Interlocks and Insider Participation

Yvette E. Landau, Craig F. Sullivan, and Ronald R. Zideck each served on the Compensation Committee during 2011.  None of these directors is or has been a former or current executive officer of Monarch or had any relationships requiring disclosure by Monarch under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of Monarch’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during 2011.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

Our named executive officers (“NEOs”) are our Chief Executive Officer, our President and our Chief Financial Officer.  We seek to compensate our NEOs in a manner that will attract and retain qualified individuals who are responsible for the management, growth and success of the Company.  We believe that NEO compensation should be designed to:

1.  motivate performance in areas consistent with our short and long-term objectives,

2.  reward for achieving those objectives, and

3.  encourage NEOs to continue in our employ.

We evaluate and establish the total compensation of our NEOs in light of what we believe to be the compensation practices, and relative corporate financial performance, of other companies in the gaming industry similar to us in terms of asset size and target market.  We do not engage in a formal benchmarking study.  Because many of these companies are not publicly held, their compensation practices are not published publicly.  As such, we rely on the industry experience and knowledge of our Board of Directors in determining appropriate NEO compensation.

Compensation Elements

Our NEO compensation program utilizes four primary components which include annual salary, annual cash bonus awards, one-time cash awards and stock option awards.  Following is a discussion of each component.

Annual Salary:  The salary element compensates each NEO for performance of the fundamental duties associated with that NEOs position.  In addition to what we believe to be the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to us in terms of asset size and target market, we consider other factors in establishing NEO annual salaries including the executive’s respective record of leadership and service to us, our growth during the NEOs term of employment, the relative importance of the NEO in overseeing both our strategic direction and our day-to-day operations, the relative performance of our competitors, and civic leadership in the Reno area.  Salaries are reviewed annually and are adjusted as warranted.  Due largely to the recent recession, salaries for the NEOs remain flat for 2011.

Annual Cash Bonus Awards:  To align NEO performance with our short-term operational and profit objectives, we utilize an annual cash bonus program (the “Bonus Program”) with an annual target set as a percentage (the “Target Bonus Percentage”) of the NEO’s annual salary.  Prior to the global recession that began in the fourth quarter of 2007, the Target Bonus Percentage was typically set at 20%.  Until the effects of the global recession subside and Company profits grow to a more substantial level, it is likely that the Board will set the Target Bonus Percentage at percentages less than 20%.  The Bonus Program is comprised of both a quantitative and a qualitative component.  The quantitative component is awarded based on achieving our annual profit goal, as established by the Board of Directors (the “Board”).  The qualitative component of the cash bonus program is awarded at the discretion of the Compensation Committee which considers several factors of the NEO’s performance including, but not limited to, performance against specific tactical objectives as established by the Board of Directors, staff development, staff retention, operating process improvement and the implementation of programs resulting in permanent cost reductions.

The profit target is defined as a determined level of Earnings Before Interest, Taxes, Depreciation and Amortization adjusted for any unusual or infrequent expenses (“Adjusted EBITDA”).  The Board sets the Adjusted EBITDA target at a level they believe is both challenging and achievable.  By establishing a target that is challenging, the Board believes that NEO performance, and therefore Company performance, is maximized.  By setting a target that is also achievable, the Board believes that NEOs remain motivated to perform at the high level required to achieve the Adjusted EBITDA target.  Adjusted EBITDA can be calculated from our audited financial statements by adding depreciation and amortization expense to income from operations plus any unusual or infrequent expenses.  The Adjusted EBITDA target for 2011 was $32.4 million.  An additional evaluation is completed at year-end which allows for the potential to exceed the Target Bonus Percentage up to a cap of 40% of the NEO’s annual salary.  For every whole percentage point that our actual Adjusted EBITDA exceeds the full-year Adjusted EBITDA target, an additional 1% of NEO salary is awarded.

To motivate and reward actions that directly translate into increased Company profit, the Bonus Program is significantly weighted toward the quantitative component.  The quantitative and qualitative components, if awarded, are paid simultaneously on a semi-annual basis.  Because of operating challenges primarily related to the ongoing global recession, management did not achieve the financial profit and other performance targets in fiscal year 2008 nor in fiscal year 2009.  For fiscal year 2010, the Target Bonus Percentage was set at 5%, the Adjusted EBITDA target was achieved, and in March 2011 bonuses were paid.  For fiscal year 2011, the Target Bonus Percentage was set at 5%, the Adjusted EBITDA target was not achieved, and no Bonus Program bonuses were paid.

One-Time Cash Awards:  We may, from time to time, award additional one-time cash payments based on superior financial performance relative to the Board established annual financial profit target when such performance is deemed to be extraordinary or in certain other exceptional circumstances.

Regarding extraordinary performance, such determination is based on several factors including, but not limited to, comparison of our financial performance relative to our competitors, the general market conditions in which those financial results were generated and other operating criteria that indicate that the financial results were abnormally strong given those market and operating conditions.  Such performance criteria could serve as the basis for increasing an NEO’s salary level; however, by instead rewarding such performance with one-time cash awards, we believe we are more accurately promoting sustained, superior performance by more closely tying the reward with the timing of the performance.  No One-Time Cash Awards were paid for performance in fiscal 2009 or 2010; however, our Chief Executive Officer, President and Chief Financial Officer were awarded $100,000, $25,000 and $13,261, respectively, in 2011.

Stock Option Awards:  While it is difficult to predict the value an NEO will ultimately realize from the stock option component, the compensation package is designed with the expectation that stock options will provide the highest potential reward of the four components of the NEO compensation package.  As such, the most significant driver of NEO compensation is designed to correlate directly with the financial gains of our stockholders.  As our stock price increases or decreases, the value of NEO stock option awards also increases or decreases.  By designing the compensation program in this way, we believe that a significant portion of NEO compensation has been directly aligned with our stockholders.

NEOs generally receive an initial grant on their hire date and generally receive subsequent annual grants in amounts equal to the portion of the initial grant that vests.  Stock option awards are granted at exercise prices equal to the closing market price of our stock on the date the stock option award is granted.  As such, the value of the award increases only if our stock price increases subsequent to the stock option’s grant date.  Because these awards vest over time, the stock option component of NEO compensation also encourages NEO retention, as value related to unvested stock options is forfeited if an NEO ceases to be employed by us.

Change in Control

Our NEOs, senior managers and other employees have built Monarch Casino & Resort, Inc. into the successful enterprise that it is today, and we believe that it is important to both reward and protect them in the event we experience a change in control.  Further, it is our belief that the interests of our stockholders are best served if the interests of our senior management are aligned with those of our stockholders, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of our stockholders.  Relative to our overall value to the stockholders, the potential change in control benefits to senior managers and other employees are minor.

In the event of a change in control, vesting of all unexercised stock options will accelerate to the change of control date.  A change in control shall be deemed to have occurred at such time as (a) any person becomes the beneficial owner, directly or indirectly, of securities of Monarch representing 25.0% or more of the combined voting power of Monarch’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constituted the Board of Directors of Monarch on the effective date of Monarch’s Executive Long Term Incentive Plan, or June 14, 1993 (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Monarch serving under an Incumbent Board, shall be considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Monarch occurs, unless such merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the incumbent board; or (d) a proxy statement soliciting proxies from stockholders of Monarch, by someone other than the current management of Monarch seeking stockholder approval of a plan or reorganization, merger or consolidation of Monarch with one or more corporations as a result of which the outstanding shares of Monarch’s securities are actually exchanged for or converted into cash or property or securities not issued by Monarch unless the reorganization, merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the Incumbent Board.

Other Benefits and Compensation

The NEOs also participate in our other benefit plans on the same basis as other employees.  The plans include subsidized health insurance benefits and an annual 401K matching contribution up to two percent of their annual salary.

Board Process

The Compensation Committee of the Board (the “Committee”) recommends, and the Board ratifies, all compensation and awards to the NEOs.  The Committee reviews the performance and the compensation of the chief executive officer and president and, following discussions with those individuals, presents recommendations for their compensation levels to the Board for review and ratification.  For the remaining NEOs, the chief executive officer makes recommendations to the Committee that generally are approved and then passed onto the full Board for ratification.

Stock Option Exchange Program

In 2010, we conducted a stockholder approved stock option exchange program that allowed us to retire stock options then held by some of our employees in exchange for the grant of the same or a lesser amount of stock options at a lower exercise price.  The exchange ratios were designed to result in the fair value of the replacement options to be granted that were approximately equal to the fair value of the options that were surrendered.  While our Chief Financial Officer was eligible to participate in the exchange program, the members of our Board of Directors, including our Chief Executive Officer and our President, were not eligible to participate.

Compensation Committee Report

Notwithstanding any statement to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings or otherwise deemed filed.

Compensation Committee Report on Executive Compensation

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

By:	Craig F. Sullivan, Chairman
Yvette E. Landau, Member
Ronald R. Zideck, Member

Summary Compensation Table

The following table presents information regarding compensation of our NEOs for services rendered during the last three completed fiscal years.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Grant Date Fair Value of Stock Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred Compensation Earning ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)(1)	(e)	(f)	(g)	(h)	(i)	(j)
John Farahi,	2009	$400,000	—	—	$374,663	—	—	—	$774,663
Co-Chairman of the Board, Chief Executive Officer	2010	$400,000	$60,000	—	$296,052	—	—	—	$756,052
and Secretary	2011	$400,000	$100,000	—	$240,183	—	—	—	$740,183

Bob Farahi,	2009	$240,000	—	—	$187,331	—	—	—	$427,331
Co-Chairman of the Board, and President	2010	$240,000	$25,000	—	$148,026	—	—	—	$413,026
	2011	$240,000	$25,000	—	$120,092	—	—	—	$385,092

Ronald Rowan,	2009	$269,000	—	—	$162,332	—	—	—	$431,332
Chief Financial Officer and Treasurer	2010	$265,000	$13,250	—	$196,545	—	—	—	$474,795
	2011	$265,000	$13,261	—	$123,730	—	—	—	$401,991

(1)          The bonuses reflect amounts earned in the specified year.

Grants of Plan Based Awards Made in Fiscal 2011

The following table presents information regarding the equity incentive awards granted to our NEOs for 2011.

All Other
									Option		Grant
								All Other	Awards:		Date Fair
								Stock Awards:	Number of	Exercise or	Value of
		Estimated Future Payouts Under			Estimated Future Payouts Under			Number of	Securtiteis	Base Price of	Stock and
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Shares of	Underlying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)(1)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
John Farahi, Co-Chairman of the Board, Chief Executive Officer, and Secretary (2)	10/21/2011	—	—	—	—	—	—	—	66,668	$9.33	$240,183
Bob Farahi, Co-Chairman of the Board and President(2)	10/21/2011	—	—	—	—	—	—	—	33,334	$9.33	$120,092
Ronald Rowan, Chief Financial Officer and Treasurer (2)	6/19/2011	—	—	—	—	—	—	—	33,333	$9.56	$123,730

(1)          The Company’s policy is to set exercise prices for stock option awards equal to the closing price of the Company’s stock on the grant date.  If the grant date falls on a date that the stock market is closed, the exercise price is set at the closing price on the last day that the market was open before the grant date.

(2)          The option awards listed in the above table vest 100% on the third anniversary of the grant date.

Outstanding Equity Awards at Fiscal 2011 Year-End

The following table presents information regarding the outstanding equity awards held by each of our NEOs as of December 31, 2011.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
John Farahi,	200,000	—		—	$11.685	10/21/2014	—	—	—	—
Co-Chairman of the Board and Chief	70,000			—	$18.060	10/21/2015	—	—	—	—
Executive Officer	66,666			—	$21.820	10/21/2016	—	—	—	—
	66,668			—	$29.000	10/21/2017	—	—	—	—
	66,668			—	$6.800	10/21/2018	—	—	—	—
		66,666	(1)	—	$10.430	10/21/2019	—	—	—	—
		66,666	(2)	—	$11.480	10/21/2020	—	—	—	—
		66,668	(3)		$9.330	10/21/2021

Bob Farahi,	100,000	—		—	$11.685	10/21/2014	—	—	—	—
Co-Chairman of the Board, Secretary and	10,000			—	$18.060	10/21/2015	—	—	—	—
President	33,334			—	$21.820	10/21/2016	—	—	—	—
	33,334			—	$29.000	10/21/2017	—	—	—	—
	33,334			—	$6.800	10/21/2018	—	—	—	—
		33,333	(1)		$10.430	10/21/2019	—	—	—	—
		33,333	(2)	—	$11.480	10/21/2020	—	—	—	—
		33,334	(3)		$9.330	10/21/2021

Ronald Rowan,		33,333	(4)	—	$7.280	6/19/2019	—	—	—	—
Chief Financial Officer and Treasurer	16,888	59,112	(5)	—	$11.150	6/19/2020	—	—	—	—
		33,333	(6)	—	$11.150	6/19/2020	—	—	—	—
		33,333	(6)		$9.560	6/19/2021

(1)          Vests in full on October 21, 2012, subject to continued employment through that date.

(2)          Vests in full on October 21, 2013, subject to continued employment through that date.

(3)          Vests in full on October 21, 2014, subject to continued employment through that date.

(4)          Vests in full on June 19, 2012, subject to continued employment through that date.

(5)          Vests as follows subject to continued employment through the noted dates: 42,223 vest on June 21, 2012 and 16,889 vest on June 21, 2013.

(6)          Vests in full on June 19, 2013, subject to continued employment through that date.

Potential Payments Upon Termination in Connection with Change in Control

In the event of a change in control (“CIC”), vesting of all unexercised stock options will accelerate to the change of control date.  A CIC shall be deemed to have occurred at such time as (a) any person becomes the beneficial owner, directly or indirectly, of securities of Monarch representing 25.0% or more of the combined voting power of Monarch’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constituted the Board of Directors of Monarch on the effective date of Monarch’s Executive Long Term Incentive Plan, or June 14, 1993 (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Monarch serving under an Incumbent Board, shall be considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Monarch occurs, unless such merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the incumbent board; or (d) a proxy statement soliciting proxies from stockholders of Monarch, by someone other than the current management of Monarch seeking stockholder approval of a plan or reorganization, merger or consolidation of Monarch with one or more corporations as a result of which the outstanding shares of Monarch’s securities are actually exchanged for or converted into cash or property or securities not issued by Monarch unless the reorganization, merger or consolidation shall have been affirmatively recommended to Monarch’s stockholders by a majority of the Incumbent Board.

There are no other CIC agreements with any of our employees.

Other Employment Related Agreements

The Company has an agreement with Ronald Rowan, Chief Financial Officer and Treasurer, that in the event that his employment is terminated “without cause” he will receive severance pay in the amount equal to one year of his then-applicable annual base salary in exchange for his waiver of any and all causes of action against us, our officers, directors, principals and affiliates, arising from his employment.  Termination “without cause” would be termination unless Mr. Rowan committed an illegal act, violated our Business Ethics Policy and Code of Conduct, committed gross neglect or abandonment of his professional responsibilities, or disqualification by a controlling regulatory agency.  The agreement prohibits Mr. Rowan from entering the employ of any gaming enterprise located within 250 miles of a gaming enterprise owned by the Company for the year following termination.

Director Compensation — Fiscal 2011

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards ($)	Grant Date Fair Value of Stock Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Yvette E. Landau	$50,000	—	$39,435	—	—	—	$89,435
Craig F. Sullivan	$50,000	—	$39,435	—	—	—	$89,435
Ronald R. Zideck	$50,000	—	$39,435	—	—	—	$89,435

(1)      Annual fees of $40,000 are paid to directors who are not employees of the Company.  Each non-employee director serving as the chairman of a standing committee of the Board received an additional annual fee of $10,000 for each standing committee chaired in 2011.

(2)      On the date of prior year’s Annual Stockholders Meeting, each non-employee director received a stock option grant to purchase 6,100 shares comprised of 4,800 shares for service as a director and 1,300 shares for service as a committee chair.  The options were issued at exercise prices equal to the closing price of the Company’s stock on the grant date.  The options vest on the six-month anniversary of the grant date.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

To the Board of Directors of Monarch Casino & Resort, Inc.:

Our role is to assist the Board of Directors in its oversight of the Company’s financial reporting process.  As set forth in our charter, the Company’s management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2011.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  We have received and reviewed the written disclosures and the letter from the independent auditors required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

THE AUDIT COMMITTEE

By:	Ronald R. Zideck, Chairman
Yvette E. Landau, Member
Craig F. Sullivan, Member

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The 18.95-acre shopping center (the “Shopping Center”) adjacent to the Atlantis Casino Resort Spa is owned by Biggest Little Investments, L.P. (“BLI”).  BLI’s general partner is Maxum, L.L.C. (“Maxum”).  John Farahi, Bob Farahi and Ben Farahi each individually own non-controlling interests in BLI and Maxim.  John Farahi is Co-Chairman of the Board, Chief Executive Officer, Chief Operating Officer, Secretary, and a Director of Monarch.  Bob Farahi is Co-Chairman of the Board, President, and a Director of Monarch. Ben Farahi formerly was the Co-Chairman of the Board, Secretary, Treasurer, Chief Financial Officer and a Director of Monarch until May 23, 2006.

A driveway that is being shared between the Atlantis and the Shopping Center was completed on September 30, 2004.  As part of the driveway construction, in January 2004, the Company leased a 37,368 square-foot corner section of the Shopping Center for a minimum lease term of 15 years at an annual rent of $300,000, subject to increase every 60 months based on the Consumer Price Index. The Company began paying rent to the Shopping Center on September 30, 2004. The Company also uses part of the common area of the Shopping Center and pays its proportional share of the common area expense of the Shopping Center. The Company has the option to renew the lease for 3 five-year terms, and at the end of the extension periods, the Company has the option to purchase the leased driveway section of the Shopping Center at a price to be determined based on an MAI Appraisal. The leased space is being used by the Company for pedestrian and vehicle access to the Atlantis.  The lease also permits the Company to use a portion of the parking spaces at the Shopping Center. The total cost of the project was $2.0 million; the Company was responsible for two thirds of the total cost, or $1.35 million. The Company paid approximately $340,000 plus common area charges for the year ended December 31, 2011, and approximately $310,000 in the years ended December 31, 2010 and 2009 for its leased driveway space at the Shopping Center.

Audit Committee Review

The Company requires that the Audit Committee of the Board review and approve related party transactions.  The Audit Committee reviews all related party transactions on a case by case basis and approves any such transaction in accordance with Nevada corporate law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s principal accounting firm, Ernst & Young LLP, audited the Company’s financial statements for the fiscal year ended December 31, 2011.  Ernst & Young, LLP is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

The Audit Committee has formally engaged Ernst & Young, LLP to audit the Company’s financial statements for the year ending December 31, 2012.

AUDIT AND RELATED FEES

Audit Fees.  The aggregate fees billed by the Company’s principal accountants for the audit of the Company’s annual financial statement and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $102,000 for the year ended December 31, 2011 and $110,125 for the year ended December 31, 2010.  The aggregate fees billed for audit of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 totaled $125,000 for the year ended December 31, 2011 and $125,000 for the year ended December 31, 2010.

Audit Related Fees.  The aggregate fees billed for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements not included under “Audit Fees” above were $4,972 and $15,000 for the years ended December 31, 2011 and 2010, respectively.

Tax Fees.  The aggregate fees billed for professional services rendered by the Company’s principal accountant for the compilation, tax advice and tax planning were $92,617 for the year ended December 31, 2011 and $50,667 for the year ended December 31, 2010.  For 2010 and 2009 these services consisted of the preparation of the Company’s federal corporate tax return and advice related to a review by the Internal Revenue Service.

All Other Fees.  There were no other fees billed by the Company’s principal accountants for the years ended December 31, 2011 and 2010.

Audit Committee Pre-Approval Policies and Procedures

As required by the Audit Committee Charter, as revised on April 9, 2004, all services proposed to be provided by outside independent auditors must be approved in advance by the Audit Committee.

There were no non-audit services performed by the independent registered public accounting firm in 2011 and 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors, and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, during 2011 Forms 4 were filed late for John Farahi on December 12, 2011; December 20, 2011 and January 17, 2012.

CODE OF ETHICS

The Company adopted a Business Ethics Policy and Code of Conduct, a copy of which may be reviewed on the Company’s website, www.monarchcasino.com.

VOTING PROCEDURES

The Company will appoint three inspectors of election to determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.

2013 ANNUAL MEETING OF STOCKHOLDERS

The next annual meeting of stockholders is expected to be held on or about May 3, 2013.  Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company’s proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under the Company’s Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company.  Such proposal must be received no later than December 21, 2012.  Unless a stockholder proposal for the Company’s 2013 Annual Meeting of Stockholders is submitted to the Company prior to March 6, 2013, management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.

OTHER BUSINESS

The Board does not know of any other business which will be presented for action by the stockholders at this annual meeting.  However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board and will use their discretion and vote all proxies in accordance with their judgment.

The Company’s 2011 annual report on Form 10-K, including financial statements for the year ended December 31, 2011, along with these proxy materials, are being made available on the Internet, or, when requested, mailed on or about April 20, 2012 to all stockholders of record of the Company as of April 4, 2012.

By order of the Board of Directors,

JOHN FARAHI
Secretary

APPENDIX A

MONARCH CASINO & RESORT, INC.
3800 S. VIRGINIA STREET
RENO, NV 89502

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

01 John Farahi 02 Craig F. Sullivan

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To transact such other business as may properly come before the meeting.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000135949_1 R1.0.0.11699